UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 16, 2004

                              --------------------

                             Network Appliance, Inc.
             (Exact name of Registrant as specified in its charter)

         Delaware                       0-27130               77-0307520
(State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)        File Number)      Identification Number)

                               495 East Java Drive
                               Sunnyvale, CA 94089
               (Address of principal executive offices) (Zip Code)

                                 (408) 822-6000
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

================================================================================


Item 2.02.

     On November 16, 2004, Network Appliance, Inc. issued a press release announcing its earnings for the second quarter of its fiscal year 2005. The press release is attached as an exhibit to this Form 8-K, and the information set forth therein is hereby incorporated by reference into this Item 2.02.

Item 9.01(c).

     Network Appliance, Inc.'s November 16, 2004 press release is hereby furnished as Exhibit 9.01(c)(1) to this Form 8-K in connection with the disclosures under Item 2.02 of this Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


November 16, 2004                                   By:   /s/ Steven Gomo
                                                         -----------------------
                                                              Steven J. Gomo
                                                         Chief Financial Officer

================================================================================
                                Index to Exhibits

Exhibit          Description
----------       -----------
9.01(c)(1)       Press release of Network Appliance, Inc. issued on November 16,
                 2004.

================================================================================